                                                                      Exhibit 24

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Henry L. Meyer III
                               -------------------------------------------------
                               Chairman, Chief Executive Officer, President, and Director (Principal Executive Officer)

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Jeffrey B. Weeden
                               -------------------------------------------------
                               Senior Executive Vice President and
                               Chief Financial Officer

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Lee. G. Irving
                               -------------------------------------------------
                               Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Cecil D. Andrus
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ William G. Bares
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Edward P. Campbell
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Carol A. Cartwright
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Alexander M. Cutler
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Henry S. Hemingway
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Charles R. Hogan
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Shirley A. Jackson
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Douglas J. McGregor
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Eduardo R. Menasce
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Steven A. Minter
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Bill R. Sanford
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Thomas C. Stevens
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Dennis W. Sullivan
                               -------------------------------------------------
                               Director

                                     KEYCORP
                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Amended and Restated Discounted Stock Purchase Plan, hereby constitutes and appoints Steven N. Bulloch, Paul N. Harris and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of May 22, 2003.

                               /s/ Peter G. Ten Eyck, II
                               -------------------------------------------------
                               Director